Exhibit 99.1

Contacts:

Media and Investors: Linda E. Eddy at 703.312.9715 or leddy@fbr.com

FBR & Co. Declares Special Cash Dividend in

Connection with Merger with B. Riley Financial, Inc.

ARLINGTON, VA, May 19, 2017 – FBR & Co. (NASDAQ:FBRC) (“FBR” or the “Company”), a leading investment bank serving the middle market, announced today that its Board of Directors has declared a special cash dividend of $7.61 per common share. The special dividend is being declared in connection with the previously announced combination with B. Riley Financial, Inc. (the “Merger”) and is contingent upon the satisfaction or waiver of the closing conditions to the Merger. The special cash dividend will be paid on or about June 1, 2017 to all FBR shareholders of record as of the close of business on May 30, 2017.

This special dividend is issued in connection with, and subject to, FBR & Co.’s Merger with and into B. Riley Financial, Inc., expected to be effective on June 1, 2017.

About FBR

FBR & Co. (Nasdaq: FBRC) provides investment banking, merger and acquisition advisory, institutional brokerage, and research services through its subsidiaries FBR Capital Markets & Co. and MLV & Co. FBR focuses capital and financial expertise on the following industry sectors: consumer; energy & natural resources; financial institutions; healthcare; industrials; insurance; real estate; and technology, media & telecom. FBR is headquartered in the Washington, D.C. metropolitan area with offices throughout the United States. For more information, please visit www.fbr.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause B. Riley Financial, Inc.’s or FBR’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither B. Riley Financial nor FBR assume any duty to update forward looking statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the merger involving B. Riley Financial and FBR, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in B. Riley’s share price before closing; (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which B. Riley Financial and FBR operate; (v) the ability to promptly and effectively integrate the businesses of B. Riley Financial, Inc. and FBR; (vi) the reaction to the transaction of the companies’ customers, employees and counterparties; (vii) diversion of management time on merger-related issues; and (viii) other risks that are described in B. Riley’s and FBR’s public filings with the SEC. For more information, see the risk factors described in each of B. Riley’s and FBR’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

Additional Information about the Pending Acquisition of FBR and Where to Find It

Shareholders are urged to carefully review and consider each of B. Riley Financial, Inc.’s and FBR’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. In connection with B. Riley Financial, Inc.’s pending acquisition of FBR, B. Riley Financial, Inc. has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that includes a Joint Proxy Statement of B. Riley Financial, Inc. and FBR and a Prospectus of B. Riley Financial, Inc. (the “Joint Proxy/Prospectus”), as well as other relevant documents concerning the Merger. Shareholders are urged to carefully read the Registration Statement and the Joint Proxy/Prospectus regarding the pending acquisition of FBR in their entirety and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Joint Proxy/Prospectus has been mailed to shareholders. The Joint Proxy/Prospectus and other relevant materials filed with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov.

Shareholders may also obtain these documents, free of charge, from FBR by accessing FBR’s website at www.fbr.com under the tab “Investor Relations” or from B. Riley Financial, Inc. at www.brileyfin.com under the tab “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to B. Riley Financial, Inc., Attention: Corporate Secretary, 21255 Burbank Boulevard, Suite 400, Woodland Hills, California 91367 or to FBR, Attention: Corporate Secretary, 1300 North Seventeenth Street, Arlington, Virginia 22209.

Participants in Solicitation

B. Riley Financial, Inc. and FBR and their directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the shareholders of FBR or B. Riley Financial, Inc. in connection with B. Riley Financial, Inc.’s pending acquisition of FBR. Information about the directors and executive officers of B. Riley Financial, Inc. and their ownership of B. Riley Financial, Inc. common stock is set forth in the proxy statement for B. Riley Financial, Inc.’s 2017 annual meeting of stockholders, which is included in the Joint Proxy/Prospectus. Information about the directors and executive officers of FBR and their ownership of FBR common stock is set forth in the Joint Proxy/Prospectus and in FBR’s Form 10-K/A filed with the SEC on April 21, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the pending acquisition of FBR may be obtained by reading the Joint Proxy/Prospectus. Free copies of these documents may be obtained as described in the preceding paragraph.